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(link)(image) (link)Doug T. Valassis Chairman & Chief Executive Officer Lindner Asset Management
(link)(image) (link)Mark T. Finn Vice Chairman, Chief Operating Officer and Chief Investment Officer Lindner Asset Management
(link)(image) (link)Eric E. Ryback President Lindner Asset Management
(link)(image) (link)John R. Elder Acting Executive Vice President Lindner Asset Management
(link)(image) (link)Jeffrey D. Fotta Vice President & Director of Research and Co-Manager Lindner Asset Management
(link)(image) (link)Kenneth E. Puzder, CPA Vice President & Financial Operations Principal Lindner Asset Management
(link)(image) (link)Gerald H. Barnes Co-Manager Lindner Asset Management
(link)(image) (link)Jonathan F. Finn Co-Manager Lindner Asset Management
(link)(image) (link)Thomas F. (Tom) Lynch Co-Manager Lindner Asset Management
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